Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events

The Group has evaluated subsequent events through April 22, 2026, the date the consolidated financial statements were available to be issued. The Group has identified the following subsequent events that require disclosure in the consolidated financial statements.

On January 17, 2026, the Group completed the offering of its 3M USD Commercial Paper Series 003, successfully raising $3,000,000, at an interest rate of 6.5% per annum for a tenor of 3 months through ADDX, a private market platform regulated by the Monetary Authority of Singapore.

On April 17, 2026, the Group completed the offering of its 3M USD Commercial Paper Series 004, successfully raising $3,000,000, at an interest rate of 6.25% per annum for a tenor of 3 months through ADDX, a private market platform regulated by the Monetary Authority of Singapore.

The outstanding of the Group’s 3M USD Commercial Paper Series 003 was fully repaid on April 17, 2026.

Subsequent to December 31, 2025, geopolitical tensions in the Middle East have escalated, resulting in increased volatility in global oil prices and potential disruptions to marine fuel supply and shipping routes. The Group is continuing to monitor the situation and assess its potential impact on its operations, financial position, and cash flows. As of the date of issuance of these consolidated financial statements, the Group has not experienced significant disruptions to its operations; however, the ultimate impact of these events remains uncertain.